HIT Ranked as ‘Top 10 Manager’

The HIT earned a “Top 10 Manager” rating from Morningstar for the five-year period ending March 31, 2010.  The HIT placed eighth in its fixed-income class of U.S. intermediate duration collective investment trusts.

This was the 14th time in the last 19 consecutive quarters that the HIT has been ranked in Morningstar’s Top 10 for the one-year and/or five-year periods.  The latest ranking was reported in Pensions & Investments on May 3, 2010.

“The HIT’s focus on government-insured multifamily mortgage-backed securities enables it to achieve these competitive returns and also create good union jobs and housing in the communities where it invests,” said Chang Suh, HIT’s Executive Vice President and Chief Portfolio Manager.

Rankings were based on gross returns self-reported to Morningstar’s Principia Separate Account database, which reflect no deduction for expenses.  For net returns, which do reflect deductions for expenses, please see the chart below.  The HIT was compared to other fixed-income investment vehicles with a similar risk profile, comprising funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories.  The Morningstar findings can be viewed on the Pensions & Investments website: http://www.pionline.com/article/20100503/CHART1/100429893/-1/TOPPERFORMINGMANAGERS

The HIT’s net returns for the 1-, 3-, 5-, and 10-year periods ending April 30, 2010, were 6.48%, 6.40%, 5.47%, and 6.61%, respectively.  The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available here. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index.  Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by following this link. The prospectus should be read carefully before investing.

This article is an advertisement only for the HIT and not for any other investment vehicle. This should not be deemed an offer to sell or a solicitation of an offer to buy shares of any of the other investment vehicles listed/described in the Pensions & Investments table referenced above.